UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 14, 2019

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 mgeenergy.com	39-2040501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value Per Share	MGEE	The Nasdaq Stock Market

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Item 5.07. Submission of Matters to a Vote of Security Holders.

MGE Energy's Annual Meeting of Shareholders was held on May 14, 2019, in Middleton, Wisconsin. The results of voting on each of the matters submitted to a vote of security holders during the annual meeting were as follows:

1.

Election of three Class III Directors with terms of office expiring at the 2022 annual meeting of shareholders.

	For Votes	Withhold Votes	Broker Non-Votes
Mark D. Bugher	22,125,845	483,831	5,744,073
F. Curtis Hastings	21,973,316	636,360	5,744,073
James L. Possin	22,155,975	453,701	5,744,073

No votes were cast for any other nominee. The directors continuing in office are:

Class I Directors Term Expires in 2020	Class II Directors Term Expires in 2021
James G. Berbee Londa J. Dewey Thomas R. Stolper	Marcia M. Anderson Jeffrey M. Keebler Gary J. Wolter

2.

Ratification of selection of PricewaterhouseCoopers LLP to serve as MGE Energy's independent registered public accounting firm for the year 2019.

For Votes	Against Votes	Abstained	Broker Non-Votes
27,645,816	497,062	210,871	0

As described in the Proxy Statement, the votes "For" needed to exceed the votes cast "Against" at the meeting in order to ratify the selection of the auditors. Abstentions do not have any effect. Below are the percentages of the votes cast either "For" or "Against" ratification of PricewaterhouseCoopers LLP for the fiscal year 2019.

For	Against
98%	2%

3.

Advisory vote on executive compensation as disclosed in the annual meeting proxy statement.

For Votes	Against Votes	Abstained	Broker Non-Votes
20,164,460	1,771,776	673,440	5,744,073

As described in the Proxy Statement, the advisory vote on executive compensation is nonbinding, as provided by law. Below are the percentages of the votes cast either "For" or "Against" the advisory vote on executive compensation.

For	Against
92%	8%

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.
(Registrant)

Date: May 16, 2019	/s/ Jeffrey C. Newman
Jeffrey C. Newman Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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